Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of YM BioSciences Inc. (the “Company”) on Form 20-F for the year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David G.P. Allan, Chairman and CEO of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

March 3, 2010	/s/ David G. P. Allan
David G. P. Allan
Chairman and Chief Executive Officer